UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2020

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2600 W. Camelback Road
Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 247-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LOPE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Information.

Grand Canyon Education, Inc. (together with its subsidiaries, the “Company” or “GCE”) is an education services company dedicated to serving colleges and universities. On July 17, 2020, the Company’s most significant partner, Grand Canyon University (“GCU”), announced its plans for the traditional campus Fall semester.   Those plans include moving back the start of instruction for the Fall semester from August 24, 2020 to September 7, 2020, beginning the semester with online instruction for all students, providing for residential students to move in during the week of September 21, 2020, beginning face-to-face instruction on September 28, 2020, eliminating some holiday breaks, and adding an additional week of instruction in December.   The change in the start date for GCU’s ground traditional students will have the effect of moving tuition revenue for all GCU traditional students, and certain ancillary revenue for residential students, from the 3rd quarter of 2020 to the 4th quarter of 2020, and the change in the move-in date for GCU’s residential students will reduce Fall semester room and board revenue for the university by three weeks.

Although the complete financial impact of COVID-19 on Fall semester enrollment at the Company’s partner institutions will not be known until all of the institutions begin the Fall semester, the changes described above at GCU will impact the Company’s service revenues under its Master Services Agreement with GCU. However, based on current enrollment trends for its partner institutions, including GCU’s ground traditional and online students, the Company currently expects to generate service revenues in the second half of 2020 in an amount that approximates the current analyst consensus estimates.

It is not possible for us to completely predict the duration or magnitude of the adverse results of the COVID-19 outbreak and its effect on our business, results of operation or financial condition at this time, but such effect may be material in future quarters.   We will be providing more information on our 2nd half outlook on our 2nd quarter 2020 Earnings Call scheduled for 4:30 pm Eastern time on August 4, 2020.

Forward-Looking Statements

This news release contains “forward-looking statements” which include information relating to future events, future financial performance, strategies expectations, competitive environment, regulation, and availability of resources. These forward-looking statements include, without limitation, statements regarding: the impact of GCU’s Fall semester re-opening plans and the continuing impact of the COVID-19 pandemic on all of our partner institutions; proposed new programs; whether regulatory developments or other matters may or may not have a material adverse effect on our financial position, results of operations, or liquidity; projections, predictions, expectations, estimates, and forecasts as to our business, financial and operating results, and future economic performance; and management’s goals and objectives and other similar expressions concerning matters that are not historical facts. Words such as “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar expressions, the negative of these expressions, as well as statements in future tense, identify forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of any of our key university partner agreements; our ability to properly manage risks and challenges associated with strategic initiatives, including potential acquisitions or divestitures of, or investments in, new businesses, acquisitions of new properties and new university partners, and expansion of services provided to our existing university partners; our failure to comply with the extensive regulatory framework applicable to us either directly as a third party education services provider or indirectly through our university partners, including Title IV of the Higher Education Act and the regulations thereunder, state laws and regulatory requirements, and accrediting commission requirements; competition from other education services companies in our geographic region and market sector, including competition for students, qualified executives and other personnel; the pace of growth of our university partners’ enrollment and its effect on the pace of our own growth; our ability to, on behalf of our university partners, convert prospective students to enrolled students and to retain active students to graduation; our success in updating and expanding the content of existing programs and developing new programs in a cost-effective manner or on a timely basis for our university partners; the impact of any natural disasters or public health emergencies; the harm to our business, results of operations and financial condition, and harm to our most significant university partner in connection with the COVID-19 outbreak; and other factors discussed in reports on file with the Securities and Exchange Commission, including as set forth in Part I, Item 1A of our Annual Report on Form 10-K for period ended December 31, 2019, as updated in our subsequent reports filed with the Securities and Exchange Commission on Form 10Q or Form 8-K.

Forward-looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Date File (imbedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date: July 20, 2020	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial Officer)